Related Party Transactions	12 Months Ended
Dec. 31, 2016
Related Party Transactions [Abstract]
Related Party Transactions
Related Party Transactions

Certain directors, executive officers and companies with which they are affiliated are customers of, and have banking transactions with, the Bank in the ordinary course of business. These loans were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable arms-length transactions. A summary of loan transactions with directors, including their affiliates, and executive officers follows:

	Years Ended December 31,
	2016	2015	2014
Balance, Beginning of Period	$181,738	$202,197	$230,722
New Loans	66,269	692	1,116
Less Loan Payments	(106,035)	(21,151)	(29,641)
Balance, End of Period	$141,972	$181,738	$202,197

Loans to all employees, officers, and directors of the Company, in the aggregate constituted approximately 4.9% and 3.3% of the Company’s total shareholders' equity at December 31, 2016 and 2015, respectively.  Deposits from executive officers and directors of the Company and the Bank and their related interests were approximately $13.7 million at $15.1 million at December 31, 2016 and 2015 and have substantially the same terms, including interest rates, as those prevailing at the time with other non- related depositors.

The Company leased office space from a related party during the years ended December 31, 2016, 2015 and 2014. The lease is with a company in which the related party, who is both a director and an officer of the Company, has an ownership interest.  The Company incurred rent expense of $81,000 for each of the years ended December 31, 2016, 2015 and 2014 related to this lease.  Management is of the opinion that the transactions with respect to office rent were made on terms that are comparable to those which would be made with unaffiliated persons.